                                                                   EXHIBIT 10.45
                                                                   -------------

***PORTIONS OF THIS EXHIBIT MARKED BY BRACKETS ("[_____]") OR OTHERWISE IDENTIFIED HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

                           FLORIDA POWER CORPORATION
                       FIBER OPTIC FACILITIES AGREEMENT

     THIS AGREEMENT (the Agreement) is entered into as of this 15 day of
                                                               --
November, 1996, by and between Florida Power Corporation (FPC), a Florida Corporation, 3201 34th Street South, St. Petersburg, Florida 33711, and Interstate FiberNet (IFN or Telecommunications Company), a Georgia General Partnership, with offices at 206 West 9th Street, West Point, Georgia 31833.

     WHEREAS, FPC operates or is constructing a fiber optic telecommunication system for its own use on certain of its overhead and underground electric transmission and distribution facilities in the state of Florida; and

     WHEREAS, certain dark fibers within that system are not immediately required by FPC for its own use during the term of this Agreement; and

     WHEREAS, IFN intends to provide a fiber optic telecommunications service and will require the availability of dark fibers as part thereof; and

     WHEREAS, FPC is willing, during the term of this Agreement, to grant to IFN the use of certain dark fiber as herein provided, where such use will not interfere with FPCs own service requirements,

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and promises contained herein, the parties agree as follows:

1.   Scope of Agreement IFN intends to provide a telecommunications service
     ------------------
          utilizing the FPC dark fiber between certain points and FPC hereby agrees to provide the dark fiber in order to facilitate the service that IFN will provide. The dark fiber to be utilized by IFN is more particularly described on the Exhibit A attached hereto and hereby incorporated by reference.

2.    Effective Date of Agreement This Agreement shall become effective upon its
      ----------------- ---------
          execution by the parties.

3.   Definitions. For purposes of this Agreement and as used herein, the terms
     -----------
          set forth below shall be defined as follows:
     A. Acceptance Test - The tests conducted on the IFN Fibers to insure that the IFN Fibers meet or exceed the fibers specifications outlined in Exhibit C.

     B. Acceptance of IFN Fibers - As outlined in Section 4.1, IFN's written approval that the IFN Fibers have passed the Acceptance Test

     C. Affiliate - Any entity that directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with the entity specified as a result of ownership of more than 50 percent of the voting capital stock or voting securities of such entity or any entity which acquires all or substantially all of such entity's assets.


                    CONFIDENTIAL & PROPRIETARY INFORMATION
                     PROPERTY OF FLORIDA POWER CORPORATION

     D. Cable - The FPC owned fiber optic cable incorporating the FPC Fibers and the fibers to be utilized by IFN pursuant to this Agreement

     E. Fiber Acceptance Date - The date on which IFN Fibers in the Cable constituting a communication circuit between IFN service points as defined in Exhibit A has passed the Acceptance Test and has met the conditions of Section 4.1: Acceptance of IFN Fibers.

     F. FPC - Florida Power Corporation, its parent, Affiliates and subsidiaries, and their directors, officers, employees, agents, successors and permitted assigns.

     G. FPC Fibers - For purposes of this Agreement, all optical fibers not dedicated for IFN's use shall be considered FPC Fibers whether used by FPC or used by a third party.

     H. FPC Make-Ready - The installation, upgrading or replacement of overhead or underground facilities necessary to safely and properly support the Cable in accordance with the requirements of the National Electrical Safety Code (NESC). FPC Make-Ready cost shall consist of the sum of FPC's direct cost as hereinafter defined plus fifteen percent (15%). FPC's direct cost shall include all material, labor engineering and supervision and travel and loading expenses required for the installation, upgrading or replacement of overhead or underground facilities, cost of removal less any salvage value and the expense of transferring FPC's existing facilities. FPC Make-Ready shall be mutually agreed upon as described in Exhibit B.

     I. IFN Fibers - The dark optical fibers hereunder which are to be dedicated exclusively to IFN's use as provided herein.

     J. IFN Premises - That portion of IFN occupied facilities dedicated to IFN's use and the housing of its equipment, to accomplish that which is set out in Section 1.

     K. NESC - The term NESC shall mean the current edition of the National Electrical Safety Code, as amended or revised.

     L. Regeneration Facility Location - Locations where repeater equipment enclosures will be installed as outlined in Exhibit E.

     M. Route Segment - A portion of the Cable installed between two points as set forth in Exhibit A, further defined as:

          l. Off-Network - constructed specifically due to the requirement for connectivity between IFN's service points and the existing or planned FPC fiber optic telecommunications network.

          2. On-Network - contiguous within the existing FPC fiber optic telecommunications system or to be constructed in conjunction with the planned expansion of the FPC fiber optic telecommunications system.

4.   Application for IFN Fibers.
     --------------------------

     A. Beginning with the Effective Date of this Agreement, the execution by both parties of the Exhibit A attached hereto and by reference made a part hereof, shall be the exclusive procedure to be used by IFN in obtaining the use of dark fiber from FPC.

                   CONFIDENTIAL & PROPRIETARY INFORMATION N
                     PROPERTY OF FLORIDA POWER CORPORATION

     B. Upon receipt of a request for service from IFN, the parties shall consult in good faith concerning the request, giving due consideration to the then-existing and projected electric transmission and distribution and telecommunication requirements of FPC and to such other factors as they may reasonably deem relevant. Following such consultation, if FPC can accommodate the request FPC will furnish to IFN an estimate of annual fee requirements and anticipated Fiber Acceptance Date(s) (Exhibit A) for IFN's review and acceptance. In addition, FPC will furnish an estimate of any FPC Make-Ready (Exhibit
          B) that is necessary in order to safely and properly install the Cable and support the Route Segment for IFN's review and acceptance.

     C. Upon receipt of IFN's acceptance of the above and payment for any FPC Make-Ready necessary and upon acceptance by FPC, all appropriate Exhibits shall be attached hereto and made a part hereof and FPC will exercise its best efforts to provide the IFN Fibers to IFN in accordance therewith FPC further agrees to provide written notification to IFN upon availability of the IFN Fibers.

4.1  Acceptance of IFN Fibers. Upon completion of construction of the Cable and
     ------------------------
     any FPC Make-Ready, FPC will Acceptance Test the IFN Fibers to insure that the IFN Fibers meet or exceed the Fibers specifications outlined in Exhibit
     C. In the event the IFN Fibers meet such specifications, FPC shall notify IFN in writing of the availability of the IFN Fibers (the Fiber Notice). Within 5 business days of IFN receiving the Fiber Notice, IFN shall give FPC written notice of any failure of the IFN Fibers to satisfy IFN's Acceptance Test

     If IFN gives FPC written notice of such failure, FPC shall use its best commercial efforts to promptly correct such failure, whereupon IFN and FPC shall jointly conduct another Acceptance Test This procedure shall be repeated until all IFN Fibers meet or exceed the specifications outlined in Exhibit C.

     In the event deficiencies continue to be identified after the third round of testing, IFN may, at its option, conditionally accept the IFN Fibers and, upon such conditional acceptance, commence payment of the fees as set forth in Exhibit A and according to Section 5A. FPC will correct any such deficiencies within sixty (60) days of conditional acceptance.

     If IFN does not give FPC written notice of such failure within 5 business days of IFN receiving the Fiber Notice, it shall be deemed that IFN has accepted the IFN Fibers.

     The day in which IFN has accepted the IFN Fibers will be considered the Fiber Acceptance Date, and fees referenced in Section 5A and specified in Exhibit A shall commence on this date.

     In the event an Off-Network Route Segment(s) is not constructed in time for the Acceptance Test of the remaining Route Segment(s) identified in Exhibit A, Section 12 shall apply with respect to that Off-Network Route Segment and FPC and IFN shall proceed with this Section 4.1, including testing and acceptance of those Route Segments completed. In such event, this Section
     4.1 shall be repeated for such Off-Network Route Segment subject to Section 12 when and if such Segment is completed.

                    CONFIDENTIAL & PROPRIETARY INFORMATION
                     PROPERTY OF FLORIDA POWER CORPORATION

5.   Price and Payment
     -----------------

     A. Subject to the allowances for interruptions set forth in Section 8 hereof, IFN shall pay FPC a license fee for the use of the IFN Fibers provided by FPC, said fee to commence On the actual Fiber Acceptance Date. The term and fee amount payable to FPC for the IFN Fibers shall be as shown on attached Exhibit(s) A or as amended. Said fees shall be payable monthly, in advance, on the first day of each month. Should the Fiber Acceptance Date be any date other than the first of the month, then that initial month's fee shall be prorated based on the actual date.

     B. Unless a payment is disputed in good faith, if for any reason IFN is delinquent in the payment of any amounts due to FPC under this Agreement for more than thirty (30) days, after written notice of the past due amount IFN shall pay interest on such unpaid amount from the date such payment is due until such payment is made. The interest rate shall be the lesser of 18% per annum or the maximum permitted by law.

     C. Upon execution of this Agreement, IFN will advance FPC a non-refundable (except as provided in Section 12.2(B)) amount equal to three month's license fee for each Exhibit A approved by FPC and accepted by IFN in accordance with Section 4 of this Agreement. The advance shall be considered as prepayment toward IFN's first year obligation in the initial term under Section 5A.

     D. Rates applicable to any renewal term shall be specified on the attached Exhibit D.

5.1  [________________________________________________________________].
     -----------------------------------------------------------------
          [_____________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ____________________________________________________________________].

5.2  [_________________________][_______________________________________________
     --------------------------
     ___________________________________________________________________________
     ___________________________________________________________________________
     ___________________________________________________________________________
     __________________________________].

                    CONFIDENTIAL & PROPRIETARY INFORMATION
                     PROPERTY OF FLORIDA POWER CORPORATION

6.   Ownership. The IFN Fibers shall at all times remain the sole and exclusive
     ---------
     property of FPC. Legal title shall be held by FPC. Neither the provision of the use of IFN Fibers by FPC to IFN hereunder, nor the payments by IFN contemplated hereby, shall create or vest in IFN any easement, interest or any other ownership or property right of any nature in the Cable, except FPC warrants, subject to the provisions of this Agreement, IFN's right to use the IFN Fibers for lawful telecommunications transmission purposes during the term of this Agreement pursuant to the provisions of this Agreement IFN shall not grant any security interest in the IFN Fibers or any part or component thereof.

7.   Use of Fiber; Taxes, Franchises and Easements.
     ------ --------------------------------------
     A. IFN warrants that its use of the IFN Fibers shall at all times be in compliance with all certifications, licenses, permits, etc., as required by proper regulatory authority and that IFN shall not use, provide the use, or receive a fee for the use of the IFN Fibers or capacity to others without having obtained such authorization.

     B. FPC shall be responsible for and shall pay any and all taxes or fees with respect to the construction or operation of the FPC Cable, including, but not limited to, any sales, use, franchise or excise tax however designated, levied or based, which taxes or fees are (i) imposed or assessed prior to the Acceptance Date, or (ii) imposed or assessed (regardless of time) solely with respect to the FPC Cable in exchange for the approval of construction or in the granting of an interest in public property or a public right-of-way relating to the situation of the FPC Cable in public right-of-way. Any fees incurred by reason of the use of the IFN Fibers or the provision of telecommunication services by IFN within a local jurisdiction shall be the responsibility of IFN. IFN shall be responsible for and shall pay any and all taxes or fees, including franchise fees, imposed as a result of its use of the IFN Fibers pursuant to this Agreement. IFN shall, at its own expense, obtain all municipal street franchise rights that may be required for the use of the IFN Fibers thereof by IFN. IFN shall be responsible for and shall pay any and all taxes or fees, including but not limited to, any sales or use tax, levied or based on the payment of the license fee set forth in Section 5A, but excluding, however, any federal or state income taxes due by FPC resulting from receipt of the license fee and excluding any ad valorem taxes due on the IFN Fibers and the IFN Premises owned by FPC.

     C. Other than as set forth in Section 7A and 7B, FPC shall be responsible, at its own expense, for the acquisition of any easement or rights-of-way rights that may be required in order to permit the installation of the Cable; FPC shall use its best commercial effort, including, if necessary, reasonable legal efforts to obtain such rights; provided, however, nothing herein shall be deemed as obligating FPC to pay any exorbitant or grossly disproportional amount for the acquisition of such rights.

     D. During the term of this Agreement, FPC may use or permit the use of the FPC Fibers and the telecommunication capacity thereof for any lawful purpose. Nothing in this Agreement shall be construed or interpreted to prohibit FPC from leasing or licensing the use of the FPC Fibers or otherwise providing telecommunications capacity to others or from installing or permitting others to install additional Fibers or telecommunication capacity, including without limitation, fiber optic telecommunication capacity, within the right-of-way constituting any Route Segment or to prohibit FPC from operating such

                    CONFIDENTIAL & PROPRIETARY INFORMATION
                     PROPERTY OF FLORIDA POWER CORPORATION
          telecommunication capacity (alone or in combination with others) in competition with the IFN Fibers; provided however, that no such installation or operation shall interfere with IFN's use of the IFN Fibers and the telecommunication capacity thereof.

     E. IFN shall not provide the use, receive a fee for the use, or sublease any or all of the IFN Fibers to any entity without first obtaining the prior written consent of FPC. FPC shall not unreasonably withhold its approval of said request from IFN. In the event that IFN receives approval to sublease any or all of the IFN Fibers, and the sublease amount is in excess of the amount paid by IFN to FPC, FPC will be entitled to an amount equal to the difference between the sublease amount and the lease amount paid to FPC by IFN. This Section shall not be deemed as precluding IFN from leasing capacity on the IFN Fibers to others without the prior written consent of FPC.

8.   Performance and Maintenance.
     ---------------------------

     A. FPC warrants and agrees that the provision of the IFN Fibers hereunder shall be in conformity with and shall comply with all the requirements of this Agreement, that such provision shall be made in a good and workmanlike manner and in accordance with industry standards in order to enable IFN to provide the telecommunication service. FPC further warrants and agrees that the IFN Fibers shall meet or exceed the specifications outlined in Exhibit C.

     B. FPC agrees to perform periodic inspections of the Cable and supporting structures. FPC further agrees to perform periodic inspections, testing, and any and all maintenance required for the provision of the IFN Fibers and to maintain and provide adequate spare equipment and parts as is appropriate for its obligations hereunder. FPC will make every effort to schedule service-affecting work from midnight to 6 A.M. on Sunday morning and Monday morning during the first and third weekends of each month, excluding the period beginning two days prior to Thanksgiving and ending on the following January 3. FPC will notify IFN as per Exhibit F.

     C. In the event of any interruption of provision of the IFN Fibers to IFN (Outage), FPC shall furnish immediate notice to IFN, and shall specify in such notice the nature and cause of the interruption, the extent of the repairs required, and the estimated time to restore, as per Exhibit F. FPC further agrees to use its best efforts to restore the provision of the IFN Fibers on an expedited basis, and to restore the Route Segment and any splicing of the IFN Fibers in a systematic and rotational manner, with IFN Fibers having equal priority to other Fibers within the Cable; every attempt will be made to dispatch repair technicians to the affected site within 2 hours, and to keep the Outage to less than 12 hours provided however, that nothing herein shall be construed to preclude FPC from giving higher priority to the restoration or preservation of electric power service (including without limitation the restoration or preservation of communications capability that in FPC's judgment is immediately necessary to the provision of electric power service) than to the restoration of service hereunder. in the event an Outage exceeds 24 hours, FPC will extend to IFN a credit equal to one day's license fee (to be considered 1/30th of the then current monthly rate) for each consecutive 24- hour Outage interval, or fraction thereof, in excess of the initial 24 hours. (e.g. 26-hour Outage = 1 day credit; 40-hour Outage = 1 day credit; 50-hour Outage = 2 day credit). The credit shall be applied to the subsequent month's license fee payment.

                    CONFIDENTIAL & PROPRIETARY INFORMATION
                     PROPERTY OF FLORIDA POWER CORPORATION

     D. In the event repeater equipment is needed, FPC and IFN will specify a mutually appropriate location(s) (Regeneration Facility Location(s)) for FPC to install and maintain an enclosure for the purpose of housing such repeater equipment. Specifications for the enclosure and the location of this Regeneration Facility Location(s) shall be outlined in Exhibit E. Such location(s) may or may not be collocated at an existing FPC location(s). FPC shall be responsible for the purchase, operation, maintenance, and repair, of all enclosures, HVAC, and associated backup power equipment at Regeneration Facility Locations, except as outlined in Exhibit E. IFN shall be responsible for costs, if any, associated with the preparation of repeater location(s) as specified in Exhibit E.

     E. IFN shall be solely responsible, at its own expense, for the purchase, installation, operation, maintenance and repair of all IFN equipment and IFN facilities required in connection with the use of the IFN Fibers.

     F. IFN may request that FPC splice into the IFN Fibers at additional, pre-existing splice points in the future, subject to FPC's approval, not to be unreasonably withheld. IFN will schedule all such splicing activities with FPC at a mutually agreed-upon time. All such splicing will be performed by FPC, and IFN shall reimburse FPC for all FPC Make-Ready costs as defined in Section 3H and outlined in a Make-Ready cost estimate FPC shall furnish to IFN upon such request of additional splice(s).

9.   Alteration of Route. Whenever, during the term of this Agreement, it may be
     -------------------
     necessary or desirable from the standpoint of FPC's electric utility operations to do so, or if required by public authorities or by a final order or decree of a court or administrative agency, FPC may, upon reasonable notice to IFN, relocate all or any part of the Cable to one or more alternate routes or rights-of-way (inducing without limitation replacing overhead cable with underground cable, or replacing underground cable with overhead cable, if such replacement is in connection with an abandonment, relocation or replacement of electric transmission facilities over, under, on, upon or in which the Cable has been installed). [_________
     ___________________________________________________________________________
     _____________________________________________________________________]. In
     such event, FPC shall give IFN as much prior notice as reasonably practicable, and the parties shall cooperate to accomplish the transfer of service over the Cable to the new route or right-of-way so as to minimize any interference with the use of the IFN Fibers or the FPC Fibers by either party and to avoid unreasonably impairing the ability of each to provide telecommunication service of the type, quality and reliability contemplated by this Agreement.

     [__________________________________________________________________________
     ___________________________________________________________________________
     ___________________________________________________________________________
     ___________________________________________________________________________
     ___________________________________________________________________________
     ___________________________________________________________________________
     _______________________].

10.  Termination. in addition to any other rights of termination specified
     -----------
     herein, this Agreement may be terminated upon thirty (30) days prior written notice, as follows:

                    CONFIDENTIAL & PROPRIETARY INFORMATION
                     PROPERTY OF FLORIDA POWER CORPORATION

     A. By either party, in the event that an injunction or other final order or judgment is entered in any lawsuit or regulatory proceeding restraining performance under this Agreement, declaring or otherwise rendering performance unlawful or compelling removal, discontinuation or divestiture of all or part of the Route Segment, or directing FPC to pay an exorbitant or grossly disproportional amount in FPC's reasonable judgment for the acquisition of any easement or rights-of-way rights and such injunction, order or judgment has not been vacated, reversed, or stayed within 30 days from the date of entry thereof;

     B. By FPC, in the event of a catastrophic failure or expiration of the Cable anytime after the 15th year after the Fiber Acceptance Date of the IFN Fibers [______________________________________________________
          _______________________]. By FPC, if a catastrophic failure or expiration of the Cable creates a casualty loss in excess of [___] (as measured in a percentage of route miles of fiber) of the IFN Fibers and the FPC Fibers occurs prior to the end of the [___] year or in excess of [___] (as measured in a percentage of route miles of fiber) of the IFN Fibers and the FPC Fibers occurs after the [___] year but prior to the end of the [___] year. In the event of a catastrophic failure that is less than the percentages detailed above and FPC determines in its discretion not to return the IFN Fibers to the standards set forth in Exhibit C, [___________________________].

     C. By either party, in the event that any of the transactions contemplated by this Agreement are finally disapproved of by any Government Authority whose approval is required to consummate such transactions.

     10.1 [____________________]. [_____________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          _______________].

     11.  Effect of Termination. Upon any termination pursuant to Section 10 and
          ---------------------
           payment of any amount required pursuant to Section 10.1, except as provided below, this Agreement shall be terminated and neither party nor any of its directors, officers, stockholders, Affiliates, general partners, or limited partners shall have any continuing liability to the other party or its directors, officers, stockholders, Affiliates, general partners, or limited partners under this Agreement. Provided, however, that the obligations of the parties under Section 14 of this Agreement, and the obligations of IFN to pay license fees through the effective date of such termination, shall remain in full force and effect, and no termination pursuant to this Section 11 shall entitle IFN to the return of any license fee theretofore paid or afford to IFN any defense to the payment of license fees then due and payable.

     12.  Elimination of Off-Network Route Segment. Failure to complete
          ----------------------------------------
          construction of any Off-Network Route Segment as detailed in Exhibit A shall not constitute an Event of Default. [___________________________
          ______________________________________________________________________
          ________________________________].

                    CONFIDENTIAL & PROPRIETARY INFORMATION
                     PROPERTY OF FLORIDA POWER CORPORATION

     A.   [____________________________________________________________________
           ____________________________________________________________________
           ____________________________________________________________________
           ________________]

                    [__________________________________________________________
                    ___________________________________________________________
                    ___________________________________________________________
                    ___________________________________________________________
                    ___________________________________________________________
                    ___________________________________________________________
                    __________________________________________________________]


                    [__________________________________________________________
                    ___________________________________________________________
                    ___________________________________________________________
                    ________________________]

     B.   [____________________________________________________________________
          _____________________________________________________________________
          _____________________________________________________________________
          _____________________________________________________________________
          _____________________________________________________________________
          _____________________________________________________________________
          _____________________________________________________________________
          _____________________________________________________________________
          _____________________________________________________________________
          _____________________________________________________________________
          _____________________________________________________________________
          _____________________________________________________________________
          _____________________________________________________________________
          ___________________________________________________________________].

     C.   [____________________________________________________________________
          _____________________________________________________________________
          _____________________________________________________________________
          _____________________________________________________________________
          _____________________________________________________________________
          _____________________________________________________________________
          _____________________________________________________________________
          ____________________________________________________________________].

     D.   [____________________________________________________________________
          _____________________________________________________________________
          _____________________________________________________________________
          _____________________________________________________________________
          _____________________________________________________________________
          _____________________________________________________________________
          _____________________________________________________________________
          ____________________________________________________________________].

                [______________________________________________________________
                _______________________________________________________________
                ______________________________].

                [______________________________________________________________
                _______________________________________________________________
                ___________________________].

                [______________________________________________________________
                ______________________________________________________________].

                    CONFIDENTIAL & PROPRIETARY INFORMATION
                     PROPERTY OF FLORIDA POWER CORPORATION

12.1 Default
     -------
     A. An event of default (Event of Default) by IFN exists if any one or more of the following events shall occur and be continuing past any applicable cure periods:

            (i) IFN shall admit in writing its inability to pay its debts as such debts become due;

            (ii) IFN shall (1) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee of liquidator of itself or of all or a substantial part of its property; (2) make a general assignment for the benefit of its creditors, (3) commence a voluntary case under the U.S. Bankruptcy Code, (4) file a petition seeking to take advantage of any law relating to the bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts, (5) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the U.S. Bankruptcy Code, or (6) take any action for the purpose of effecting any of the foregoing;

            (iii) A proceeding or case shall be commenced, without the application of consent of IFN, in any court of competent jurisdiction, seeking (1) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (2) the appointment of a trustee, receiver, custodian, liquidator or the like of IFN or of all or any substantial part of its assets, or (3) similar relief in respect of any law relating to bankruptcy; insolvency, reorganization, winding-up, or composition or readjustment of debts, which is not dismissed within 90 days thereafter;

            (iv) IFN shall fail to perform any material obligation under this Agreement (other than the obligation to pay license fees) and such failure shall continue for a period of 30 days following written notice from FPC to IFN specifying such nonperformance, provided that if such failure cannot be cured within such 30-day period with the exercise of reasonable due diligence, FPC shall grant a reasonable additional period of time in which to cure such failure, so long as IFN is acting promptly and diligently to cure;

            (v) IFN shall fail or refuse to remit to FPC within thirty (30) days of written notice following the due date thereof, any license fees then due and payable, or fail or refuse to remit to FPC any disputed license fees in accordance with Section 20A; or

            (vi) Except as hereinafter provided in Section 22, IFN shall cause or permit the encumbrance of all or any part of its interest in this Agreement or the IFN Fibers, without the prior written consent of FPC; provided that nothing herein shall be construed to require FPC to give consent to such encumbrance or to prevent FPC from withholding its consent to such encumbrance for any or no reason.

     B. An Event of Default by FPC shall exist if any one or more of the following events shall occur and be continuing past any applicable cure period;

            (i) FPC shall (1) apply for or consent to the appointment of, or the taking of possession by a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (2) make a general assignment for the benefit of its creditors, (3) commence a voluntary case under the U.S. Bankruptcy Code, (4) file a petition

                    CONFIDENTIAL & PROPRIETARY INFORMATION
                     PROPERTY OF FLORIDA POWER CORPORATION
                      seeking to take advantage of any law relating to the bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts, (5) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the U.S. Bankruptcy Code, or (6) take any action for the purpose of effecting any of the foregoing;

               (ii) A proceeding or case shall be commenced, without the application or consent of FPC, in any court of competent jurisdiction, seeking (1) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (2) the appointment of a trustee, receiver, custodian liquidator or the like of FPC or of all or any substantial part of its assets, or (3) similar relief in respect of FPC under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts, which is not dismissed within 90 days thereafter;

               (iii) FPC shall fail to perform any material obligation under this Agreement and such failure shall continue for a period of 30 days following written notice from IFN to FPC specifying such nonperformance, provided that if such failure cannot be cured within such 30-day period with the exercise of reasonable due diligence, IFN shall grant a reasonable additional period of time in which to cure such failure; or

               (iv) An interruption or reduction in the use or quantity of the IFN Fibers by IFN that continues for a period of 30 days following written notice from IFN to FPC of the interruption or reduction in use, provided that if use of the IFN Fibers are not restored within such 30-day period with the exercise of reasonable due diligence, IFN shall grant a reasonable additional period of time in which to restore use of the IFN Fibers.

12.2 Rights Upon Default
     ----------- -------

     A. Upon the occurrence of an Event of Default by IFN, FPC shall be entitled to immediate and exclusive possession, use and control of the IFN Fibers and may forthwith terminate this Agreement by written notice to IFN. Upon the occurrence of an Event of Default IFN's right to possession and use of the IFN Fibers shall terminate and FPC shall have the right to repossess the IFN Fibers by any lawful means, without demand or notice of any kind to IFN except as may be required by law, and without terminating this Agreement or the lease created hereby.

          FPC may declare immediately due and payable all the remaining installments of the license fee for the remainder of the term hereof of the applicable Exhibit A and such amount, less the fair licensable value of the IFN Fibers for the remainder of the terra, shall be construed as liquidated damages and shall constitute a debt provable in bankruptcy or receivership. In computing such liquidated damages, there shall be added to such deficiency the reasonable expenses as FPC may incur in connection with relicensing the IFN Fibers. The failure of FPC to relicense the IFN Fibers or any part thereof after recovering of possession shall not release or affect IFN's liability for damages. FPC shall in no event be liable in any way whatsoever for failure to relicense the IFN Fibers, on in the event that the IFN Fibers is relicensed, for failure to collect the license fee under such relicensing.

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

     B. Upon the occurrence of an Event of Default by FPC, IFN shall be entitled to terminate this Agreement by written notice to FPC, and recover any prepaid amounts.

     C. The right to terminate this Agreement shall be in addition to, and not in substitution for, any other rights that a party may have as a result of an Event of Default by the other party. In the exercise of its right of termination as herein provided, FPC may, at its option, elect to terminate this Agreement in its entirety or with respect to the particular IFN Fibers to which IFN may be in default of its obligations under this Agreement

13.  Remedies. FPC and IFN may sue from time to time to recover any amounts due
     --------
          or enforce any rights under this Agreement, and no suit or recovery shall bar any subsequent action brought for any amount not theretofore reduced to judgment in favor of FPC or IFN as the case may be. Except as otherwise provided by law, no repossession of the IFN Fibers by FPC shall be construed as an election by FPC to terminate this Agreement unless a written notice of such intention is given by FPC to IFN and no receipt of moneys by FPC from IFN shall reinstate this Agreement or IFN right of possession. All remedies provided in this Agreement are cumulative and exclusive and are in addition to any remedies available at law or in equity. All remedies may be exercised and enforced concurrently or sequentially as often as occasion therefore may arise.

 14. Indemnification and Insurance.
     -----------------------------

     A. IFN shall indemnify and save FPC and its agents, contractors, successors and assigns harmless from and against, and shall reimburse FPC for all liabilities, obligations, damages, fines, penalties, claims, demands, costs, judgments and expenses, including but not limited to reasonable attorneys' fees, which may be imposed upon or incurred or paid by or asserted against FPC by reason or in connection with any negligent act or omission by IFN or any of its agents or employees or any failure by IFN to perform or comply with any of the provisions of this Agreement

          IFN shall further require as a condition precedent to the sublease or assignment of IFN Fibers to others that all such others agree to indemnify and save FPC harmless through incorporation of the provisions of Section 14A into its respective agreements for sublease or assignment of IFN Fibers to such others.

     B. FPC shall indemnify and save IFN and its AGENTS, contractors, successors and assigns harmless from and against, and shall reimburse IFN for all liabilities, obligations, damages, fines, penalties, claims, demands, costs, judgments and expenses, including but not limited to reasonable attorneys' fees, which may be imposed upon or incurred by or asserted against IFN by reason of or in connection with any negligent act or omission by FPC or any of its agents or employees or any failure by FPC to perform or comply with any of the provisions of this Agreement

     C. The party entitled to indemnification hereunder (the Indemnified Party) shall notify the other party hereto (the Indemnifying Party) in writing of the liability, obligation, damage, fine, penalty, claim, demand, cost judgment or expense for which such indemnity allegedly applies. The Indemnifying Party may undertake the defense of any such claim or action and permit the Indemnified Party to participate therein at the Indemnified Party's

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

          own expense. The settlement of any such claim or action by an Indemnified Party without the Indemnifying Party's prior written consent which consent shall not be unreasonably withheld or delayed shall release the Indemnifying Party from its obligations hereunder with respect to such claim or action so settled.

     D. Notwithstanding any other provision of this Agreement, neither party hereto shall be liable to the other for any special, indirect or consequential damages or lost profits to anyone arising out of this Agreement or the performance or nonperformance of any activity pursuant to this Agreement even if such party has been informed of the possibility of such damages.

     E. Throughout the term of this Agreement, the parties hereto shall, at their sole cost and expense, maintain Worker's Compensation Insurance in the amounts required by statute, General Liability Insurance of not less than $5,000,000 combined single limit (CSL) and Automobile Liability Insurance, which shall include all owned, non-owned, and hired VEHICLES, of not less than $1,000,000 combined single limit
          (CSL), with Broad Form endorsement providing blanket contractual liability coverage and name one another as an additional insured on the policies (excluding the Worker's Compensation policy), and agree to waive all rights of subrogation.

          The parties shall furnish proof of insurance coverage to each other upon request, however, this requirement shall not preclude either party from maintaining any required insurance coverage in whole or in part through self-insurance if it is the party's practice to provide such coverage or similar coverage applicable to other aspects of its business through self-insurance.

15.  Publicity. Neither party may use the name, trademark, service mark or logo
     ---------
     of the other party in any advertising, news releases or any other manner without the written consent of such party.

16.  Access and Security.
     ---------- --------
     A. IFN agrees, upon reasonable request (considered to be 5 business days notice for a request not Outage-related), to allow FPC direct ingress and egress to IFN's Premises at such times as may be required for FPC to perform any appropriate testing, maintenance and repair of the Cable located at IFN's Premises. IFN may require that a representative of IFN accompany any representatives of FPC having access to IFN's Premises. Employees and agents of FPC shall, while on the premises of IFN, comply with all rules and regulations, including without limitation, security requirements and, where required by government regulations, receipt of satisfactory governmental clearances. IFN shall have the right to notify FPC that certain FPC or FPC designee employees are excluded if, in the reasonable judgment of IFN, the exclusion of such employees is necessary for the proper security and maintenance of IFN's facilities.

     B. IFN and IFN's designee's shall have the right to visit any facilities of FPC over, under, on, upon or in which the Cable is installed, upon reasonable prior oral or written notice to FPC (considered to be 5 business days notice for a request not Outage-related), provided that FPC may require that a representative of FPC accompany any representatives of IFN or of a IFN designee making a visit. Such visitation right shall include the right to inspect the

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

          Cable and to review performance or service data, and other documents used in conjunction with this Agreement. Employees and agents of IFN or of a IFN designee shall, while on the premises of FPC, comply with all rules and regulations including, without limitation, security requirements and, where required by government regulations, receipt of satisfactory governmental clearances. FPC shall have the right to notify IFN that certain IFN or IFN designee employees are excluded if, in the reasonable judgment of FPC, the exclusion of such employees is necessary for the proper security and maintenance of FPC's facilities.

     C. IFN shall be granted 24-hour access to IFN Premises. FPC may require that a representative of FPC accompany any representatives of IFN or of an IFN designee making a visit. Employees and agents of IFN or of a IFN designee shall, while on the premises of FPC, comply with all rules and regulations including, without limitation, security requirements and, where required by government regulations, receipt of satisfactory governmental clearances. FPC shall have the right to notify IFN that certain IFN or IFN designee employees are excluded if, in the reasonable judgment of FPC, the exclusion of such employees is necessary for the proper security and maintenance of FPC's facilities.

17.  Confidentiality. Each party agrees to provide to the other party such
     ---------------
     information as shall be reasonably necessary to permit performance of their respective obligations hereunder. Each party hereto shall, in accordance with the provisions of this Section, at or prior to the time of providing information, identify in writing as confidential all Confidential Information. No information which is provided by either party to the other shall be considered Confidential Information unless it is specifically so identified at or before the time it is provided to such other party. Neither party hereto will, without the prior written consent of the party providing such Confidential Information,

          l. use any portion of such Confidential Information for any purpose other than performance pursuant to this Agreement, or

          2. disclose any portion of such Confidential Information to any persons or entities other than the AGENTS, officers and employees of such party who reasonably need to have access to the Confidential Information for purpose of performance under this Agreement and who are bound by either appropriate confidentiality agreements (if agents) or commitments consistent with those utilized by such party in protecting its own Confidential Information (if officers or employees).

     Confidential Information shall remain the property of the disclosing party and shall be returned to the disclosing party or shall be destroyed upon termination of the performance pursuant to this Agreement on the basis of which such Confidential Information was provided. Each recipient party agrees to safeguard Confidential Information utilizing the same degree of care utilized by such recipient party in protecting its own Confidential Information. If the receiving party is compelled to disclose Confidential Information through lawful process in judicial or administrative proceeding, the receiving party shall give notice within a reasonable time to permit the disclosing party the opportunity to seek suitable protective arrangements before the Confidential Information is disclosed, and the receiving party shall cooperate fully with the disclosing party's efforts to obtain such protective arrangements. Confidential Information shall not apply to information which

                    CONFIDENTIAL & PROPRIETARY INFORMATION
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

          a. is or becomes publicly available through no fault of the disclosing party,
          b. is In the disclosing party's possession at the time of execution of this Agreement and not obtained from the other party,
          c. is developed by the disclosing party independently outside the scope of any agreement with the other party,
          d. is obtained lawfully and in good faith by the disclosing party from a third party who did not obtain it from the other party.

     The provisions of this Section shall survive the termination of this Agreement for a period of three (3) years.

18.  Compliance with Laws. Each party to this Agreement shall comply, at its
     --------------------
     own expense, with all applicable laws, statutes, regulations, rules, ordinances, orders, injunctions, writs, decrees or awards of any government or political subdivision thereof, or any agency, authority, bureau, commission, department or instrumentality thereof, or any court tribunal or arbitrator in all applicable, material respects in connection with all activities and all performance under or in connection with this Agreement.

19.  Force Majeure. Notwithstanding any provision of this Agreement, the
     -------------
     performance of the obligations set forth in this Agreement other than obligations to pay money, shall be suspended or excused in the event that such performance is adversely affected by an event of Force Majeure or its adverse effects. Force Majeure shall mean the occurrence of any act or event that has an adverse effect on the engineering, design, acquisition, construction, installation, operation or maintenance of all or any portion of the Cable, the IFN Fibers or the FPC Fibers, if such act or event is beyond the reasonable control of the party relying thereon as justification for not performing an obligation or complying with any condition required of such party pursuant to this Agreement. Each party shall exhaust its best commercial efforts to remedy an event or act of Force Majeure. Such acts or events include, but are not limited to, the following:

     A. Acts of God, landslides, sink holes, lightning, hurricanes, earthquakes, fires, explosions, floods, acts of a public enemy, wars, blockades, insurrections, riot, or civil disturbances;

     B.   Labor disputes, strikes, work slowdown, or work stoppages;

     C. Orders, writs, decrees or judgments of any federal, state, or local court, administrative agency, or governmental body, so long as not the result of wanton or willful action or Inaction of the party relying thereon; provided however, the contesting in good faith by such party of any such order or judgment, or the good faith failure by such party to contest any such order or judgment, shall not constitute or be construed to constitute a wanton or WILLFUL action or inaction of such party;

     D. The adoption of or change after the date of the execution of this Agreement in any federal, state, or local laws, rules, regulations, ordinances, permits, or licenses, or changes in the interpretation of such laws, rules, regulations, ordinances, permits, or licenses by a court or public agency having jurisdiction;

     E. The failure of any subcontractor or any supplier to furnish labor, services, materials, or equipment in accordance with its contractual obligations, together with the inability of the

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                                       15
          party relying thereon to obtain reasonable substitute performance within a reasonable time, provided, that in any case where such subcontractor or supplier is an Affiliate of the party seeking to rely upon such failure as an event of Force Majeure, such failure shall be deemed an event of Force Majeure only to the extent that such failure is itself due to an event of Force Majeure or its adverse effect; or

     F. A defect in manufactured equipment or manufactured components, provided that in any use where such equipment or component was manufactured by the party (or an Affiliate of such party) seeking to rely upon such defect as an event of Force Majeure, such defect shall be deemed an event of Force Majeure only to the extent that the defect was caused by an independent event of Force Majeure.

20.  Dispute Resolution Procedure.
     ----------------------------
     A. In order to dispute any portion of an FPC invoice, IFN shall notify FPC in writing of the amount of the disputed charge and the nature of the dispute within thirty (30) days of the date of the invoice. The undisputed portion of the invoice shall remain due as rendered. FPC will then evaluate the dispute within sixty (60) days, and notify IFN of its evaluation. If the dispute is resolved in favor of FPC, IFN shall pay FPC the disputed amount due within fifteen (15) days of receiving notice from FPC. Otherwise, no action will be required.

     B. Any dispute arising under this Agreement shall be subject to non-binding mediation prior to the initiation of judicial proceedings. The disputing parties shall attempt in good faith to resolve their dispute in accordance with the procedures and timetable established by the mediator. If a resolution of the dispute is not reached by the 30th day after the appointment of the mediator, or such later date as may be agreed to by the parties, the mediator shall promptly provide the disputing parties with a written, confidential, nonbinding recommendation on resolution of the dispute, including the mediator's assessment of the merits of the principal positions being advanced by each of the disputing parties. At a time and place specified by the mediator after delivery of the foregoing recommendation, the disputing parties shall meet in a good faith attempt to resolve the dispute in light of the mediator's recommendation. Each disputing party shall be represented at the meeting by a person with authority to settle the dispute, along with such other persons as each disputing party shall deem appropriate. If the disputing parties are unable to resolve the dispute at or in connection with the meeting, then; (1) any disputing party may commence such judicial proceedings as may be appropriate; and (2) the recommendation of the mediator shall have no further force or effect, and shall not be admissible for any purpose, in any subsequent judicial proceeding. The costs of the time, expenses, and other charges of the mediator and of the mediation process shall be borne by the parties to the dispute, with each side in a mediated matter bearing one-half of such costs. Each party shall bear its own costs and attorneys' fees incurred in connection with any mediation under this Agreement.

     C. Unless otherwise agreed in writing or prohibited by applicable law, the parties shall continue to provide service, honor all other commitments under this Agreement and continue to make payments in accordance with this Agreement during the course of any dispute resolution and during the pendency of any arbitration proceeding or action at law or in equity relating hereto.

                    CONFIDENTIAL & PROPRIETARY INFORMATION
                     PROPERTY OF FLORIDA POWER CORPORATION

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

21.  Conditions Precedent. All obligations of the parities hereto are subject
     --------------------
     to the condition that all requisite governmental and regulatory approvals of the execution, delivery and performance of this Agreement shall have been received. Each party agrees to exert its best commercial efforts to obtain all such approvals applicable to its execution, delivery and performance of this Agreement as promptly as reasonably practicable and, in furtherance thereof, to modify or amend this Agreement in such particulars as may be required to obtain such approval; provided that if any such required modification or amendment to this Agreement would, in the good faith judgment of either party, render the benefit to such party of this Agreement as a whole uneconomical in light of the obligations of such party under this Agreement as a whole, then FPC and IFN shall negotiate in good faith in an effort to restore, insofar as possible, the economic benefits of the IFN Fibers to IFN and the economic benefits of the FPC Fibers and the license fee hereunder to FPC provided further, that in the event that the parties in good faith are unable to agree to terms and conditions which in their good faith judgment will reasonably retain or restore the economic benefits of the IFN Fibers to IFN and the economic benefits of the FPC Fibers and the license fee hereunder to FPC, then this Agreement shall terminate, as well as all obligations of the parties hereunder other than
          l.   payment obligations which have accrued prior to such terminations

          2. indemnity obligations resulting from events which occurred prior to such termination, and

          3. obligations which pursuant to an express provision of this Agreement are to survive any termination of this Agreement

     IFN shall furnish to FPC a copy of the Certification issued by the Florida Public Service Commission authoring the IFN to provide fiber optic telecommunications services through the Cable pursuant to this Agreement. Said Certificate shall be attached hereto, and by reference, shall be incorporated into this Agreement.

22.  General.
     -------
     A.   Assignment. Neither party hereto shall assign this Agreement, in
          ----------
          whole or in part, whether by operation of law or otherwise, without the prior written consent of the other party; provided, however, that either party may assign this Agreement to an Affiliate upon notice to the other party. It shall be a condition precedent to any such permitted assignment that the assignee shall execute a counterpart of this Agreement, thereby becoming a party to this Agreement and agreeing to be bound by all of the terms and provisions hereof. In the event of an assignment to a third party, consent from the other party may not be unreasonably withheld. Not withstanding anything in this Agreement, IFN shall have the explicit right to assign this Agreement to a financing institution for collateral purposes and FPC shall negotiate in good faith a commercially reasonable subordination and an intercreditor agreement with such lender.

     B.   Expenses. Except for cost and expenses specifically assumed by a
          --------
          party under this Agreement, each party hereto shall pay its own expenses incident to this Agreement (including without limitation amendments hereto) and the transactions contemplated hereunder including without limitation all legal and accounting fees and disbursements.


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

     C.   Amendment. This Agreement shall not be amended, altered or modified
          ---------
          except by an instrument in writing duly executed by the parties.

     D.   Binding Effect; Limitation of Benefits. This Agreement shall be
          --------------------------------------
          binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. It is the explicit intention of the parties hereto that no person or entity other than the parties hereto is or shall be entitled to bring any action to enforce any provision of this Agreement against either of the parties hereto, and that the covenants, undertaking, and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors or permitted assigns.

     E.   Notices. Unless otherwise provided in this Agreement all notices,
          -------
          demands, requests, reports, approvals or other communications which may be or are required to be given, served or sent pursuant to this Agreement shall be in writing and shall be hand delivered, mailed by first class, registered or certified mail, return receipt requested, postage prepaid, delivered by overnight courier with proof of delivery or transmitted by Fax followed by certified mail, addressed as follows:

          To FPC                   Florida Power Corporation
                                   3201 34th Street South, MAC B2I
                                   St. Petersburg, Florida 33711
                                   Attention: Manager, Project Development
                                   Information Technology Department

          To IFN                   Interstate FiberNet
                                   206 West 9th Street
                                   West Point, Georgia 31833
                                   Attention: Doug Shumate

          Each party may designate by notice in writing a new address for itself to which any notice, demand, request, report, approval or communication may thereafter be so given, served or sent. Each notice, demand, request, report, approval or communication which shall be sent in the manner described above, shall be deemed sufficiently given, served, sent or received for all purposes at such time as it is delivered to the addressee (with the return receipt or the delivery receipt being deemed evidence of such a delivery) or at such time as delivery is refused by the addressee upon presentation.

     F.   Severability. If any part of any provision of this Agreement or any
          ------------
          other agreement, document or writing given pursuant to or in connection with this Agreement shall be invalid or unenforceable under applicable law, said part shall be ineffective to the extent of such invalidity only, without in any way affecting the remaining parts of said provision or the remaining provisions of said Agreement; provided that if any such ineffectiveness or unenforceability of any provision of this Agreement in the good faith judgment of either party; renders the benefits to such party of this Agreement as a whole uneconomical in light of the obligations of such party under this Agreement as a whole, then FPC and IFN shall negotiate in good faith in an effort to restore insofar as possible the economic benefits of the IFN Fibers to IFN and the economic benefits of the FPC Fibers and the license fee

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

          hereunder to FPC provided further, that in the event that the parties in good faith are unable to agree to terms and conditions which in their good faith judgment will reasonably retain or restore the economic benefits of the IFN Fibers to IFN and the economic benefits of the FPC Fibers to FPC, then this Agreement shall terminate, as well as all obligations of the parties hereunder other than
          l.   payment obligations which have accrued prior to such termination,

          2. indemnity obligations resulting from events which occurred prior to such termination, and

          3. obligations which pursuant to an express provision of this Agreement are to survive any termination of this Agreement.

          In the event of a termination of this Agreement pursuant to this Section, FPC and IFN shall negotiate in good faith, given the circumstances existing at the time of termination, for an appropriate transition period for the termination.

     G.   Independent Contractors. In all matters pertaining to this Agreement,
          -----------------------
          the relationship of FPC and IFN shall be that of independent contractors, and neither FPC nor IFN shall make any representations or warranties that their relationship is other than that of independent contractors. This Agreement is not intended to create nor shall it be construed to create any partnership, joint venture, employment or agency relationship between IFN and FPC and no party hereto shall have the power to bind or obligate any other party. No party hereto shall be liable for the payment or performance of any DEBTS, obligations, or liabilities of the other party, unless expressly assumed in writing herein or otherwise. Each party retains full control over the employment, direction, compensation and discharge of its employees, and will be solely responsible for all compensation of such employees, including without limitation social security, withholding and workers compensation responsibilities.

     H.   Exercise of Right. No failure or delay on the part of either party
          -----------------
          hereto in exercising any right power or privilege hereunder and no course of dealing between the parties shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     I.   Additional Actions and Documents. Each of the parties hereto hereby
          --------------------------------
          agrees to take or cause to be taken such further actions, to execute, acknowledge, deliver and file or cause to be executed, acknowledged, delivered and filed such further documents and instruments, and to use its best efforts to obtain such consents, as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms and conditions of this Agreement, whether at or after the execution of this Agreement.

     J.   Survival. It is the express intention and agreement of the parties
          --------
          hereto that all covenants, agreements, statements, representations, warranties and indemnities made in this Agreement shall survive the execution and delivery of this Agreement. No provision of this Agreement, no covenant, agreement, statement, representation, warranty or indemnity shall apply or otherwise continue in effect with respect to any portion of the Cable located

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

          or installed on any Route Segment as to which the term of this Agreement has expired; provided that any payment obligation which has accrued prior to such expiration and any indemnity obligation resulting from events which occurred prior to such expiration shall continue in effect until satisfied in full in accordance with the terms hereof.

     K.   Entire Agreement. This Agreement constitutes the entire agreement
          ----------------
          between the parties with respect to the transactions contemplated herein, and it supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein.

     L.   Headings. Article and section headings contained in this Agreement are
          --------
          inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

     M.   Governing Law. The validity, interpretation and performance of this
          --------- ---
          Agreement and each of its provisions shall be governed by the laws of the State of Florida, excluding the conflict of law provisions thereof.

     N.   Forum for Mediation or Litigation. In the event that mediation or
          ---------------------------------
          litigation is required in order to resolve any dispute or disagreement connected with this Agreement, it is agreed by and between the parties hereto that venue and jurisdiction for any such mediation or litigation shall be in Pinellas County, Florida, unless otherwise required by law.

23.  Exhibits. The following Exhibits shall be attached to and incorporated
     --------
     within this Agreement as necessary. In the event of any inconsistency between the terms contained in the Exhibits and the body of the Agreement, the Exhibits shall control. Provided, however, the Exhibits and the body of the Agreement are intended to supplement each other to the greatest degree possible.
          Exhibit A: Telecommunications Company Fiber Rates
          Exhibit B: Make-Ready Costs
          Exhibit C: Fiber Optic Cable Specifications
          Exhibit D: Telecommunication Company Options
          Exhibit E: Regeneration Facility Locations, Specifications, & Shared
                     Costs
          Exhibit F: FPC & IFN Contact Lists and Escalation Procedures
          Exhibit G: Capacity Purchase Rates



                    CONFIDENTIAL & PROPRIETARY INFORMATION
                     PROPERTY OF FLORIDA POWER CORPORATION

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                   INTERSTATE FIBERNET


/s/ Meredith Gnann
-------------------------
Witness
                                   By:/s/ Doug Shumate
                                      ------------------------------------------

/s/ Jackie Rogers
-------------------------
Witness
                                   Title: VP/CFO Managing Partner
                                          --------------------------------------


                                   Date: 11-15-96
                                         ---------------------------------------



                                   FLORIDA POWER CORPORATION

/s/ Karen M. McCrudy
-------------------------
Witness
                                   By:/s/ [SIGNATURE ILLEGIBLE]
                                      ------------------------------------------

/s/ [SIGNATURE ILLEGIBLE]
-------------------------
Witness
                                   Title: Vice President, Information Technology
                                          --------------------------------------


                                   Date:  11/25/96
                                          --------------------------------------


                    CONFIDENTIAL & PROPRIETARY INFORMATION
                     PROPERTY OF FLORIDA POWER CORPORATION

                                   EXHIBIT A

                    TELECOMMUNICATIONS COMPANY FIBER RATES

***INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

Upon acceptance by the parties hereto, this Exhibit A shall be attached to and incorporated within the existing Fiber Optic Facilities Agreement and the parties agree to discharge their respective obligations as set forth below in accordance with the terms and provisions of said Agreement. Additional Telecommunications Company Fiber may be added to this Exhibit at the request of the Telecommunications Company and with FPC's concurrence pursuant to Section 4 of the Agreement.

   -------------------------------------------------------------------------------------------------------------------------------
A.   Telecommunications Company Fiber/Route Segment(s)             Quantity of Fiber               Monthly Rate
   -------------------------------------------------------------------------------------------------------------------------------
     [______________________________]                                    [______]                        [________]

ON-NETWORK ROUTE: [__________________]

OFF-NETWORK ROUTES: [__________________]

   -------------------------------------------------------------------------------------------------------------------------------
B.   Anticipated Fiber Acceptance Date                              Term of Service                 Service Ending Date
   -------------------------------------------------------------------------------------------------------------------------------
               [_________]                                               [______]                        [_________]

   -------------------------------------------------------------------------------------------------------------------------------
C.   FPC Department Routing for Approval                                      Acceptance of Terms & Conditions Above
   -------------------------------------------------------------------------------------------------------------------------------
                                             Interstate FiberNet                     Florida Power Corporation
Approved By                   Date
/s/ [SIGNATURE ILLEGIBLE]   11/25/96         By: /s/ Doug Shumate                    By: /s/ [SIGNATURE ILLEGIBLE]
-----------------------------------------       --------------------------------        ------------------------------------------

                                             Title: VP/CFO Managing Ptr.             Title: Vice President, Information Technology
                                                   -----------------------------           ---------------------------------------
Approved By                   Date

_________________________________________    Date: 11-15-96                          Date: 11/25/96
                                                  ------------------------------          ----------------------------------------

                    CONFIDENTIAL & PROPRIETARY INFORMATION     [STAMP OF FLORIDA
                     PROPERTY OF FLORIDA POWER CORPORATION       POWER CORP.]

                                   EXHIBIT A

                    TELECOMMUNICATIONS COMPANY FIBER RATES

***INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

Upon acceptance by the parties hereto, this Exhibit A shall be attached to and incorporated within the existing Fiber Optic Facilities Agreement and the parties agree to discharge their respective obligations as set forth below in accordance with the terms and provisions of said Agreement. Additional Telecommunications Company Fiber may be added to this Exhibit at the request of the Telecommunications Company and with FPC's concurrence pursuant to Section 4 of the Agreement.

   -------------------------------------------------------------------------------------------------------------------------------
A.   Telecommunications Company Fiber/Route Segment(s)              Quantity of Fiber               Monthly Rate
   -------------------------------------------------------------------------------------------------------------------------------
     [__________________________]                                     [__________]                      [__________]

ON-NETWORK ROUTE:   [__________________________________________________________]

OFF-NETWORK ROUTES: [__________________________________________________________]

   -------------------------------------------------------------------------------------------------------------------------------
B.   Anticipated Fiber Acceptance Date                              Term of Service                 Service Ending Date
   -------------------------------------------------------------------------------------------------------------------------------
               [__________]                                              [__________]                       [__________]

   -------------------------------------------------------------------------------------------------------------------------------
C.   FPC Department Routing for Approval                                      Acceptance of Terms & Conditions Above
   -------------------------------------------------------------------------------------------------------------------------------
                                             Interstate FiberNet                     Florida Power Corporation
Approved By                   Date
/s/ [SIGNATURE ILLEGIBLE]    11/25/96        By: /s/ Doug Shumate                    By: /s/ [SIGNATURE ILLEGIBLE]
-----------------------------------------       --------------------------------        ------------------------------------------

                                             Title: VP/CFO Managing Ptr.             Title: Vice President, Information Technology
                                                   -----------------------------           ---------------------------------------
Approved By                   Date

_________________________________________    Date: 11-15-96                          Date: 11/25/96
                                                  ------------------------------          ----------------------------------------

                                                 [STAMP OF FLORIDA POWER CORP.]

                    CONFIDENTIAL & PROPRIETARY INFORMATION
                     PROPERTY OF FLORIDA POWER CORPORATION

                                   EXHIBIT B

                               MAKE-READY COSTS

*** INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

Upon acceptance by the parties hereto, this Exhibit B shall be attached to and incorporated within the existing Fiber Optic Facilities Agreement and the parties agree to discharge their respective obligations with regard to make ready costs associated with and as set forth below in accordance with the terms and provisions of said Agreement. Additional costs may be added to this Exhibit as a result of changes in project scope or specifications requested by the Telecommunications Company and agreed to by FPC pursuant to Section 4 of the Agreement.

   -------------------------------------------------------------------------------------------------------------------------------
A.                                                MAKE-READY COST CALCULATIONS
   -------------------------------------------------------------------------------------------------------------------------------

     [_________________________________________________________________]

   -------------------------------------------------------------------------------------------------------------------------------
B.         Anticipated Start Date                                                  Anticipated Completion Date
   -------------------------------------------------------------------------------------------------------------------------------


   -------------------------------------------------------------------------------------------------------------------------------
C.   FPC Department Routing for Approval                                      Acceptance of Terms & Conditions Above
   -------------------------------------------------------------------------------------------------------------------------------
                                             Interstate FiberNet                     Florida Power Corporation
   Approved By                Date
   /s/ [SIGNATURE ILLEGIBLE] 11/25/96        By: /s/ Doug Shumate                    By: /s/ [SIGNATURE ILLEGIBLE]
   --------------------------------------       --------------------------------        ------------------------------------------

                                             Title: VP/CFO Managing                  Title: Vice President, Information Technology
                                                   -----------------------------           ---------------------------------------
   Approved By                Date

   --------------------------------------    Date: 11-15-96                          Date: 11/25/96
                                                   -----------------------------          ----------------------------------------

                    CONFIDENTIAL & PROPRIETARY INFORMATION    [STAMP OF FLORIDA
                     PROPERTY OF FLORIDA POWER CORPORATION      POWER CORP.]

                                   EXHIBIT B

                               MAKE-READY COSTS

***INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

Upon acceptance by the parties hereto, this Exhibit B shall be attached to and incorporated within the existing Fiber Optic Facilities Agreement and the parties agree to discharge their respective obligations with regard to make ready costs associated with and as set forth below in accordance with the terms and provisions of said Agreement. Additional costs only be added to this Exhibit as a result of changes in project scope or specifications requested by the Telecommunications Company and agreed to by FPC pursuant to Section 4 of the Agreement.

   -----------------------------------------------------------------------------
A.                       Make-Ready Cost Calculations
   -----------------------------------------------------------------------------

   [_____________________________________________________________].


   -----------------------------------------------------------------------------
B.         Anticipated Start Date              Anticipated Completion Date
   -----------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------------------
C.   FPC Department Routing for Approval                                      Acceptance of Terms & Conditions Above
   -------------------------------------------------------------------------------------------------------------------------------
                                             Interstate FiberNet                     Florida Power Corporation
   Approved By                Date
   /s/ [SIGNATURE ILLEGIBLE] 11/25/96        By: /s/ Doug Shumate                    By: /s/ [SIGNATURE ILLEGIBLE]
   --------------------------------------       --------------------------------        ------------------------------------------

                                             Title: VP/CFO Managing Ptr.             Title: Vice President, Information Technology
                                                   -----------------------------           ---------------------------------------
   Approved By                Date

   --------------------------------------    Date: 11-15-96                          Date: 11/25/96
                                                  ------------------------------          ----------------------------------------

                                                 [STAMP OF FLORIDA POWER CORP.]

                    CONFIDENTIAL & PROPRIETARY INFORMATION
                     PROPERTY OF FLORIDA POWER CORPORATION

                                   EXHIBIT C
                       Fiber Optic Cable Specifications

***INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

Upon acceptance by the parties hereto, this Exhibit C shall be attached to and incorporated within the existing Fiber Optic Facilities Agreement and the parties agree to discharge their respective obligations as set forth below in accordance with the terms and provisions of said Agreement. Additional Fiber Optic Cable Specifications may be added to this Exhibit at the request of the Telecommunications Company and with FPC's concurrence pursuant to the Agreement.

Optical Fibers:

     [__________________________________________________________________________
     ____________________________________]

Optical Span Attenuation (Includes Cable and Splicing):

     [________________________________________________________]

     [________________________________________________________]

Span Specifications:

     [__________________________________________________________________________
     _____]

     Discontinuities (known as steps, splices, or attenuation non-uniformities) shall be measured with an optical time domain reflectometer to determined the loss of the localized attenuation.

     [__________________________________________________________________________
     ___________________________________________________________________________
     ___________________________________________________________________________
     ___________________________________________________________________________
     ______________]

     [__________________________________________________________________________
     ______________]


                           (Exhibit C, Page 1 of 2)

                    CONFIDENTIAL & PROPRIETARY INFORMATION
                     PROPERTY OF FLORIDA POWER CORPORATION

                       Fiber Optic Cable Specifications

General Construction:

     [______________________________________________________________________
     _______________________________________________________________________
     _______________________________________________________________________
     ______________________________].

     [_____________________________________________________________________
     _______________________________________________________________________
     _______________________________________________________________________
     ________________________________________].

     [________________________________________________________________________
     __________________________________________________________________________
     __________________________________________].

     [____________________________________________________________________
     ___________________________________________].

---------------------------------------------------------------------------------------------------------
          FPC Department Routing for Approval               Acceptance of Terms & Conditions Above
---------------------------------------------------------------------------------------------------------
                                                                Interstate FiberNet

                                                                By: /s/ Doug Shumate
                                                                   ---------------------------------

                                                                Title:    VP/CFO Managing Ptr.
                                                                       -----------------------------

                                                                Date:       11-15-96
                                                                       -----------------------------

                                                                Florida Power Corporation
Approved By                    Date
                                                                By: /s/ [SIGNATURE ILLEGIBLE]
                                                                   ---------------------------------
/s/ [SIGNATURE ILLEGIBLE]     11/25/96
--------------------------------------------------
                                                                Title:  Vice President Information Technology
                                                                       ---------------------------------
Approved By                    Date

/s/ [SIGNATURE ILLEGIBLE]   11/25/96
--------------------------------------------------
                                                                Date:      11/25/96
                                                                       ---------------------------------

                           (Exhibit C, Page 2 of 2)

                    CONFIDENTIAL & PROPRIETARY INFORMATION
                     PROPERTY OF FLORIDA POWER CORPORATION

                                   EXHIBIT D
                      Telecommunications Company Options

***INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

Upon acceptance by the parties hereto, this Exhibit D shall be attached to and incorporated within the existing Fiber Optic Facilities Agreement and the parties agree to discharge their respective obligations as set forth below in accordance with the terms and provisions of said Agreement. Additional Telecommunication Company Options may be added to this Exhibit at the request of the Telecommunications Company and with FPC's concurrence pursuant to Section 4 of the Agreement.

     [________________]
     ------------------

     [_________________________________________________________________________
     ________________________________]

     -----------------------------------------------------------------------------------------------------------
               [________________________________]         [_______________]     [___________]
     -----------------------------------------------------------------------------------------------------------
     [_______________________________]
     [_____________________________________]                [_______]             [_________]
     [_____________________________________]                [_______]             [_________]
     [_____________________________________]                [_______]             [_________]
     [_____________________________________]                [_______]             [_________]

     [_______________________]
     -------------------------
     [________________________________________________________________________
     ________________________________________________________________________]

     -----------------------------------------------------------------------------------------------------------
               [______________]                [_____________]             [_______________]    [___________]
     -----------------------------------------------------------------------------------------------------------
     [_______________________________]         [_______________]           [_______]               [_________]
     [_______________________________]         [_______________]           [_______]               [_________]
     [_______________________________]         [_______________]           [_______]               [_________]

     [__________________________________]      [_______________]           [_______]               [_________]
     [__________________________________]      [_______________]           [_______]               [_________]
     [__________________________________]      [_______________]           [_______]               [_________]


                           (Exhibit D, Page 1 of 2)

                    CONFIDENTIAL & PROPRIETARY INFORMATION
                     PROPERTY OF FLORIDA POWER CORPORATION

                      TELECOMMUNICATIONS COMPANY OPTIONS

C. APPROVALS
------------

----------------------------------------------------------------------------------------------------------------------------------
     FPC Department Routing for Approval                                      Acceptance of Terms & Conditions Above
----------------------------------------------------------------------------------------------------------------------------------
                                             Interstate FiberNet                      Florida Power Corporation
Approved By                   Date
/s/ [SIGNATURE ILLEGIBLE]   12/25/96         By: /s/ Doug Shumate                    By: /s/ [SIGNATURE ILLEGIBLE]
-----------------------------------------       --------------------------------        --------------------------------------

                                             Title: VP/CFO Managing Ptr.             Title: Vice President, Information Technology
                                                    ----------------------------            --------------------------------------
Approved By                   Date

_________________________________________    Date:  11-15-96                         Date:  11/25/96
                                                  ------------------------------          ------------------------------------

                                                 [STAMP OF FLORIDA POWER CORP.]

                           (Exhibit D, Page 2 of 2)

                    CONFIDENTIAL & PROPRIETARY INFORMATION
                     PROPERTY OF FLORIDA POWER CORPORATION

                                   EXHIBIT D

                      TELECOMMUNICATIONS COMPANY OPTIONS

***INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

Upon acceptance by the parties hereto, this Exhibit D shall be attached to and incorporated within the existing Fiber Optic Facilities Agreement and the parties agree to discharge their respective obligations as set forth below in accordance with the terms and provisions of said Agreement. Additional Telecommunication Company Options may be added to this Exhibit at the request of Telecommunications Company and with FPC's concurrence pursuant to Section 4 of the Agreement.

     [________________]
     ------------------

     [________________]:

     ---------------------------------------------------------------------------------------------------------------------------
               [________________]                                          [________________]                 [________________]
     ---------------------------------------------------------------------------------------------------------------------------
     [______________________________]
     [______________________________]                                           [______]                           [______]
     [______________________________]                                           [______]                           [______]
     [______________________________]                                           [______]                           [______]
     [______________________________]                                           [______]                           [______]


     [________________]
     ------------------

     [________________]:

     ---------------------------------------------------------------------------------------------------------------------------
               [________________]                [________________]            [________________]            [________________]
     ---------------------------------------------------------------------------------------------------------------------------
     [______________________________]            [______________]                   [_______]                     [_______]
     [______________________________]            [______________]                   [_______]                     [_______]
     [______________________________]            [______________]                   [_______]                     [_______]

                           (Exhibit D, Page 1 of 2)

                    CONFIDENTIAL & PROPRIETARY INFORMATION
                     PROPERTY OF FLORIDA POWER CORPORATION

                      TELECOMMUNICATIONS COMPANY OPTIONS

C. APPROVALS
------------

----------------------------------------------------------------------------------------------------------------------------------
     FPC Department Routing for Approval                                      Acceptance of Terms & Conditions Above
----------------------------------------------------------------------------------------------------------------------------------
                                             Interstate FiberNet                     Florida Power Corporation
Approved By                   Date
/s/ [SIGNATURE ILLEGIBLE]   11/25/96         By: /s/ Doug Shumate                    By: /s/ [SIGNATURE ILLEGIBLE]
-----------------------------------------       --------------------------------        --------------------------------------

                                             Title: VP/CFO Managing Ptr.             Title: Vice President, Information Technology
                                                    --------------------                    --------------------------------------
Approved By                   Date

-----------------------------------------    Date:  11-15-96                         Date:  11/25/96
                                                  ------------------------------          ------------------------------------



                           (Exhibit D, Page 2 of 2)

                    CONFIDENTIAL & PROPRIETARY INFORMATION
                     PROPERTY OF FLORIDA POWER CORPORATION

                                  EXHIBIT E

        REGENERATION FACILITY LOCATIONS, SPECIFICATIONS, & SHARED COSTS

***INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

Upon acceptance by the parties hereto, this Exhibit E shall be attached to and incorporated within the existing Fiber Optic Facilities Agreement and the parties agree to discharge their respective obligations as set forth below in accordance with the terms and provisions of said Agreement. Additional Regeneration Facility Locations, Specifications, & Shared Costs may be added to this Exhibit at the request of the Telecommunications Company and with FPC's concurrence pursuant to Section 4 of the Agreement.

A. -----------------------------------------------------------------------------
                        Regeneration Facility Locations
   -----------------------------------------------------------------------------

   [_________________________________________________________________________
               ______________________________________________________________
               ___________________________________]

   [______________________________]

B. -----------------------------------------------------------------------------
                     Regeneration Facility Specifications
   -----------------------------------------------------------------------------

   [__________]
     [________________________________________________________________________]
     [_____________________________________]
     [_______________________________________________]
     [__________________________________________________________________________
          __]
     [________________________________]
     [__________________________________________]
     [__________________________________________________________________________
          _________]
     [_____________________________________]
     [_________________________________________________________________________]
     [__________________________________________________________________________
          ____________________________________________________________]
     [___________________________________]

   [________________________]
     [____________________________________________________________]
     [__________________________________________________________________________
          ________________________________________]

                           (Exhibit E, Page 1 of 3)

                    CONFIDENTIAL & PROPRIETARY INFORMATION
                     PROPERTY OF FLORIDA POWER CORPORATION

        REGENERATION FACILITY LOCATIONS, SPECIFICATIONS, & SHARED COSTS

[_____]
  [_____________________________________________________________________________
     ____________________________________]
  [____________________]
  [_____________________________________________]
  [____________________________________________________________________
     ______________________________________]
  [______________________________________________________________________]
     ___________________________________________]

[_________________]
  [_____________________________________________________________________________
     ______________________________]

[___________________________________________________________________________
_______________]

     -------------------------------------------------------------------------------------------------------------------
C.                                                          REGENERATION FACILITY OPTIONS
     -------------------------------------------------------------------------------------------------------------------
     [______]                                                               [______]
     [_______________________________________]                                [_______]
     [__________________________________________]                             [________]
     [____________________________]                                           [___________________________]
     [__________________________]                                             [___________________________]
     [________________________________________________]                       [____________]
     [________________________________________]                               [________________________________]
     [_______________________________]                                        [_________________________________________]
                                                                              [________]
     [______________________________________________]                         [________]
         [________________________________________________________]
     [____________________________________]                                   [________]
     [______________________________]                                         [________]

                           (Exhibit E, Page 2 of 3)

                    CONFIDENTIAL & PROPRIETARY INFORMATION
                     PROPERTY OF FLORIDA POWER CORPORATION

        REGENERATION FACILITY LOCATIONS, SPECIFICATIONS, & SHARED COSTS

[_____________________________________________________]

    [____]              [______]                                [_____]
     ----                ------                                  -----
    [____________]      [_______________________]               [____________]
    [____________]      [__________________________]            [____________]

                        [_____________]                         [_______]

  -----------------------------------------------------------------------------
D.                       Total Customer Contribution
  -----------------------------------------------------------------------------

                      [_________]              [________]
                      [_________]              [________]
                      [__________________]     [________]


  -----------------------------------------------------------------------------
E.   FPC Department Routing for Approval
  -----------------------------------------------------------------------------

Approved By                   Date


/s/ [SIGNATURE ILLEGIBLE]   11/28/96
------------------------------------


Approved By                   Date

/s/ [SIGNATURE ILLEGIBLE]   11/25/96
------------------------------------


--------------------------------------------------------------------------------
     Acceptance of Terms & Conditions Above
--------------------------------------------------------------------------------

Interstate FiberNet               Florida Power Corporation


By: /s/ Doug Shumate              By: /s/ [SIGNATURE ILLEGIBLE]
   --------------------------        --------------------------

Title: VP/CFO Managing Ptr.       Title: Vice President, Information Technology
      -----------------------           ---------------------------------------

Date: 11-15                       Date: 11/25/96
     ------------------------          ----------------------------------------

                           (Exhibit E, Page 3 of 3)

                    CONFIDENTIAL & PROPRIETARY INFORMATION
                     PROPERTY OF FLORIDA POWER CORPORATION

                                   EXHIBIT F

               FPC & IFN Contact Lists and Escalation Procedures

Upon acceptance by the parties hereto, this Exhibit E shall be attached to and incorporated within the existing Fiber Optic Facilities Agreement and the parties agree to discharge their respective obligations as set forth below in accordance with the terms and provisions of said Agreement. Additional FPC & IFN Contact Lists and Escalation Procedures may be added to this Exhibit at the request of the Telecommunications Company and with FPC's concurrence pursuant to
Section 4 of the Agreement.

   -----------------------------------------------------------------------------
A.                     FPC Contact List and Escalation Procedures
   -----------------------------------------------------------------------------

     . For emergency repairs, contact FPC's Emergency Operations Center (EOC) at 1-813-866-4794

     . For scheduled maintenance, contact FPC's Information Delivery Service Desk (SD) at 1-813-866-4636

     .    Reporting and Escalation Procedures:
          FPC's EOC and SD are staffed 24 hours a day, 365 days a year. Please call the appropriate phone number shown above, and give the following information to the analyst who answers your call:

          .    Your Company
          .    Your Name
          .    Your Phone Number
          .    The nature of your call (outage, informational, planned
               maintenance, etc.)
          .    Any pertinent details (where the outage is located, etc.)

          Be certain to inform the analyst as to what number they should return your call for updates on outage repairs, etc.

          If necessary, the EOC and SD analysts are equipped with a current FPC escalation list and have automated paging / notification services at their disposal.

   Please be certain to call the EOC only in a real emergency (fiber outage, etc.)

   -----------------------------------------------------------------------------
B.                    IFN Contact List and Escalation Procedures
   -----------------------------------------------------------------------------

     .    For emergency repairs, contact IFN's Transmission Control Center at

          1-800-374-2350      or   706 645-8991

     . For scheduled maintenance, contact IFN's Schedule Event Management Center at

          1-800-374-2350      or   706 645-8991

                           (Exhibit F, Page 1 of 2)

                    CONFIDENTIAL & PROPRIETARY INFORMATION
                     PROPERTY OF FLORIDA POWER CORPORATION

               FPC AND CONTRAST LISTS AND ESCALATION PROCEDURES

   ------------------------------------------------------------------------------------------------------------------------------
C.   FPCD Department Routing for Approval                             Acceptance of Terms and Conditions above
   ------------------------------------------------------------------------------------------------------------------------------
                                                                          Interstate FiberNet

                                                                          By: /s/ Doug Shumate
                                                                              ----------------------------------------------

                                                                          Title: Vice President/CFO Managing Ptr.
                                                                                --------------------------------------------

                                                                          Date:      11-15-96
                                                                               ---------------------------------------------



                                                                          Florida Power Corporation

Approved By                              Date
                                                                          By: /s/ [SIGNATURE ILLEGIBLE]
                                                                              -----------------------------------------------
/s/ [SIGNATURE ILLEGIBLE]              11/25/96
-------------------------------------------------
                                                                          Title: Vice President, Information Technology
                                                                                 --------------------------------------------
Approved By                              Date
/s/ J.C. Trent                         11/25/96                           Date:    11-25-96
-------------------------------------------------                               ---------------------------------------------

                           (Exhibit F, Page 2 of 2)

                   CONFIDENTIAL AND PROPRIETARY INFORMATION
                     PROPERTY OF FLORIDA POWER CORPORATION